Exhibit 10.6
Intellectual Property Security Agreement
This Intellectual Property Security Agreement (this “Agreement”) is made and entered into as of December 3, 2008, by and among National City Bank, a national banking association (“Lender”), Youbet.com, Inc., a Delaware corporation (“Youbet”), United Tote Company, a Montana corporation (“United Tote”), and Youbet Services Corporation, a Delaware corporation (“Youbet Services”) (Youbet, United Tote and Youbet Services are each individually a “Borrower” and collectively the “Borrowers”).
W I T N E S S E T H:
WHEREAS, contemporaneously herewith, Lender is providing certain extensions of credit, loans and other financial accommodations (the “Financial Accommodations”) to Borrowers pursuant to that certain Loan and Security Agreement of even date herewith by and among Lender and Borrowers (as amended or restated from time to time, the “Loan Agreement”) and the “Other Agreements” (as defined in the Loan Agreement) (the Loan Agreement, together with the Other Agreements are collectively the “Loan Documents”);
WHEREAS, pursuant to the Loan Documents, Borrowers granted to Lender a first position priority security interest and lien in and to all of Borrowers’ assets, including, without limitation, all Intellectual Property and all other intellectual or proprietary rights or interests of any kind, nature or description whatsoever; and
WHEREAS, Lender is willing to provide the Financial Accommodations to Borrowers, provided, among other things, Borrowers execute and deliver this Agreement to Lender.
NOW, THEREFORE, in consideration of the Financial Accommodations, the mutual promises and understandings of Borrowers and Lender set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers covenant unto and agree with Lender as follows:
1. Incorporation of Loan Agreement; Conflicts. The Loan Documents and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms in this Agreement, including the Schedules, which have an initial capital letter where not required by the rules of grammar, and which are not otherwise defined herein, are used herein as defined in the Loan Agreement. In the event of any ambiguity or conflict between the terms and conditions of this Agreement and the terms and conditions of the Loan Documents, the terms and conditions of the Loan Agreement shall control.
2. Grant of Security Interest. To secure the full and timely payment and performance of the Liabilities, each Borrower hereby grants and conveys to Lender a first position priority security interest and lien in and to all of such Borrower’s right, title and interest in and to all of its now owned or existing and hereafter acquired or arising Intellectual Property including, without limitation, the following (collectively the “Intellectual Property Collateral”):
A. (i) domain names, trademarks, service marks, trademark and service mark registrations and applications therefor, including, without limitation, the trademarks, trademark registrations and applications listed on Schedule “A”, (ii) renewals thereof, (iii) all income, royalties, damages and payments now or hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, (v) all goodwill thereof, and (vi) all rights corresponding thereto throughout the world (collectively the “Trademarks”);

B. (i) inventions (whether patented, patentable or unpatentable and whether or not reduced to practice), discoveries, improvements, patents, and applications therefor, including, without limitation, the inventions and improvements claimed in connection therewith, and the patents, and the applications listed on Schedule “B”, (ii) renewals, reissues, divisions, continuations, allowances, adjustments, extensions, revisions, reexaminations and continuations-in-part thereof, (iii) all income, royalties, damages and payments now or hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof; and (v) all rights corresponding thereto throughout the world (collectively the “Patents”);
C. (i) works of authorship (whether published or unpublished), software, copyrights and applications for registration, including, without limitation, the copyright registrations and applications for registration listed on Schedule “C”, (ii) renewals and extensions thereof, (iii) all income, royalties, damages and payments now or hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively the “Copyrights”); and
D. (i) license agreements to or for all or any portion of Intellectual Property Collateral, whether such Borrower is a licensor or licensee under any such license agreement, (ii) renewals and restatements thereof, (iii) the right to prepare for sale, sell and advertise for sale all “Inventory” as defined in the Loan Agreement now or hereafter owned by such Borrower and now or hereafter covered by such licenses, (iv) all income, royalties, damages and payments now or hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future breach or violations thereof, and (v) all rights corresponding thereto throughout the world (collectively the “Licenses”). Set forth on Schedule “D” is a listing of all Licenses, except for the following Licenses used in the ordinary course of such Borrower’s business: (the “Non-Scheduled Licenses”) (a) commercially available off-the-shelf software license agreements, (b) tote contracts for systems, equipment, software and services (including Enterprise Wagering Solution® systems), and (c) agreements for the licensing of simulcasting or wagering rights or data and handicapping products.
E. provided that the Intellectual Property Collateral shall not include Excluded Assets.
This Agreement is made for collateral purposes only. Borrowers acknowledge and agree that upon the occurrence and continuance of an Event of Default, and upon written notice to Borrowers, the Intellectual Property Collateral shall be promptly conveyed to Lender without any further action by any party, and Lender shall have the power to use and/or sell the Intellectual Property Collateral (subject to the terms of any Licenses). Borrowers covenant and agree to execute and deliver to Lender all agreements, instruments, documents and other written matter that Lender may reasonably request, in form and substance reasonably acceptable to Lender, to perfect and maintain perfected Lender’s security interest and lien in and to the Intellectual Property Collateral (to the extent one can perfect by such agreements, instruments, documents or other written materials) and to consummate the transactions contemplated by this Paragraph 2.

3. Restrictions on Future Agreements.
A. Except as permitted by the Loan Documents, Borrowers agree that until the Liabilities shall have been paid and satisfied in full (except for those Liabilities which survive termination of the Loan Agreement) and the Loan Documents have been terminated, Borrowers will not, without Lender’s prior written consent, not to be unreasonably withheld, enter into any document, instrument or agreement which is inconsistent with Borrowers’ obligations under this Agreement, except as permitted by the Loan Documents. Except as permitted by the Loan Documents and subject to each Borrowers’ reasonable business judgment, Borrowers further agree that they will not take any action, or permit any action to be taken by others subject to their control, including licensees, or fail to take any action, which would affect the validity or enforcement of the security interest granted to Lender under this Agreement.
B. Except with regard to the Non-Scheduled Licenses, each Borrower hereby represents and warrants to the Lender that such Borrower has not granted any license to any Person in connection with the Intellectual Property Collateral. Each Borrower hereby covenants unto Lender that until the Liabilities shall have been paid and satisfied in full (except for those Liabilities which survive termination of the Loan Agreement) and the Loan Documents have been terminated, except as expressly permitted in the Loan Documents, such Borrower shall not grant any license to any third party in connection with the Intellectual Property Collateral without Lender’s prior written consent, not to be unreasonably withheld.
4. Trademarks, Patents, Copyrights and Licenses. Each Borrower represents and warrants that the Trademarks, Patents, Copyrights and Licenses listed on Schedules “A”, “B”, “C” and “D”, respectively, constitute all of the registered Trademarks, Patents and Copyrights owned or used by such Borrower and the Licenses (excluding, however, the Non-Scheduled Licenses) each such Borrower is a party, grantor or beneficiary. If, prior to payment of the Liabilities in full (except for those Liabilities which survive termination of the Loan Agreement), such Borrower shall (i) file for or register any Trademarks, Patents or Copyrights or become a party, grantor or beneficiary to any Licenses (excluding, however, any Non-Scheduled License), or (ii) become entitled to the benefit of any application for or registration of any Trademark, Patent, Copyright or License (excluding, however, any Non-Scheduled License) renewal, the provisions of Paragraph 2 above shall automatically apply thereto and such Borrower shall provide Lender with prompt notice thereof. Borrowers hereby authorize Lender to modify this Agreement by amending Schedules “A”, “B”, “C” and “D” to include any future Trademarks, Patents, Copyrights and/or Licenses.
5. Royalties; Term. Each Borrower hereby agrees that the use by Lender of all Intellectual Property Collateral after the occurrence and continuance of an Event of Default as described above shall be without any liability for royalties or other related charges from Lender to Borrowers. The term of the security interest granted herein shall extend until the payment to Lender of the Liabilities in full (except for those Liabilities which survive termination of the Loan Agreement) and the termination of the Loan Documents.
6. Lender’s Right to Inspect. Subject to the Loan Documents, Lender shall have the right to inspect Borrowers’ premises and to examine Borrowers’ books, records and operations, including, without limitation, Borrowers’ quality control processes. Upon the occurrence and continuance of an Event of Default, Borrowers agree that Lender shall have the right to establish such additional product or services quality controls as Lender, in its reasonable discretion, may deem necessary to assure maintenance of the quality of products or services provided by Borrowers under the Intellectual Property Collateral. Except as expressly permitted in the Loan Documents, each Borrower agrees (i) not to sell or assign its interest in, or grant any licenses under, the Intellectual Property Collateral; (ii) to maintain the quality of any and all products produced or services provided in connection with the Intellectual Property Collateral consistent with the quality of said products as of the date hereof, in Borrowers’ reasonable business judgment; and (iii) not to adversely change or alter the quality of said products or services in any way without Lender’s prior written consent, not to be unreasonably withheld.

7. Nature and Termination of Lender’s Security Interest. This Agreement is made for collateral purposes only. Except as otherwise provided in Paragraphs 3, 6 and 13 hereof, nothing contained herein shall be deemed to limit in any way Borrowers’ right to use the Intellectual Property Collateral or to grant to Lender any right to use the Intellectual Property Collateral prior to the occurrence and continuance of an Event of Default. Upon payment in full in cash of the Liabilities in accordance with the provisions of the Loan Agreement (except for those Liabilities which survive termination of the Loan Agreement) and the termination of the Loan Documents, the security interest granted hereby shall automatically terminate and all rights to the Intellectual Property Collateral shall revert to Borrowers and Lender agrees to promptly take all actions reasonably requested by the Borrowers to evidence such release. At such time, Lender shall authorize the filing of appropriate releases to release such security interests in the Intellectual Property Collateral.
8. Duties of Borrowers. Borrowers shall have the duty, in its reasonable business judgment, (i) to prosecute diligently any Trademark, Patent and Copyright registration pending as of the date hereof or at any time hereafter, until the Liabilities shall have been paid in full (except for those Liabilities which survive termination of the Loan Agreement), (ii) to make applications for registration for Trademarks, Patents and Copyrights, as appropriate, and (iii) to preserve and maintain all Intellectual Property Collateral. Any expenses incurred in connection with such applications shall be borne by Borrowers. Subject to each Borrower’s reasonable business judgment, Borrowers shall not abandon any material Intellectual Property Collateral (other than patents expiring at the end of their statutory terms), without the consent of Lender.
9. Lender’s Right to Sue. Upon the occurrence and continuance of an Event of Default, Lender shall have the right, but shall in no way be obligated, to bring suit in its own name or in the name of a Borrower to enforce the Intellectual Property Collateral. If Lender shall commence any such suit, Borrowers shall, at the request of Lender, do any and all acts and execute any and all instruments, documents and agreements reasonably required by Lender to enforce such Intellectual Property Collateral, and Borrowers shall, within thirty (30) days of receipt of a detailed written statement setting forth such costs and expenses, reimburse and indemnify Lender for all out-of-pocket costs, other costs and expenses incurred by Lender in the exercise of its rights and remedies under this Paragraph 9.
10. Waivers. Lender’s failure at any time or times hereafter to require strict performance by Borrowers of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default shall not suspend, waive or affect any other Event of Default, whether same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement and no Event of Default by Borrowers shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing signed by an officer of Lender and directed to Borrowers specifying such suspension or waiver.
11. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

12. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Paragraph 4 hereof or by a writing signed by the parties hereto.
13. Cumulative Remedies; Power of Attorney; Effect on Loan Agreement. All of Lender’s rights and remedies with respect to the Intellectual Property Collateral, whether established hereby, by the Loan Documents, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Each Borrower hereby authorizes Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its sole discretion, as such Borrower’s true and lawful attorney-in-fact, with power, upon the occurrence and continuance of an Event of Default and commencement by Lender of any of its rights and remedies whatsoever, whether pursuant to this Agreement, the Loan Documents, at law, in equity or otherwise, to (a) endorse such Borrower’s name on all applications, documents, papers and instruments necessary or desirable for Lender in connection with selling the Intellectual Property Collateral, (b) take any other actions with respect to the Intellectual Property Collateral as Lender determines, (c) assign, pledge, sell, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral to any Person as Lender may determine, and (d) grant or issue any non-exclusive license under the Intellectual Property Collateral, to any Person; provided that, with respect to rights to use any Trademark with products or services, Lender shall ensure that quality of such products and services shall be equal to or better than the quality prior to the Event of Default. This power of attorney shall be irrevocable until the Liabilities shall have been paid in full (except for those Liabilities which survive termination of the Loan Agreement) and all financing arrangements between Borrowers and Lender have been terminated. Each Borrower shall defend, indemnify and hold Lender harmless from and against any and all claims of infringement or violation of any Person’s intellectual property or proprietary rights arising from or relating to Lender’s use or license of the Intellectual Property Collateral, if consistent with Borrowers’ prior use of such Intellectual Property Collateral.
Borrowers acknowledge and agree that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Loan Documents, at law or in equity, but rather is in addition to and intended to facilitate the exercise of such rights and remedies.
14. Binding Effect; Benefits. This Agreement shall be binding upon the parties hereto and their successors and assigns, and shall inure to the benefit of Lender, its nominees, successors and assigns.
15. Notice. Any and all notices, exercises, demands, requests, consents, designations, waivers and other communications required or desired hereunder shall be delivered to the parties hereto at their addresses set forth in the Loan Agreement and shall be effective as set forth in the Loan Agreement.
16. Governing Law. This Agreement shall be deemed to have been executed and delivered in Chicago, Illinois, and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.
17. Joint and Several. All references to “Borrowers” and “Borrower” shall mean Youbet, United Tote and Youbet Services, both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Borrowers shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Youbet, United Tote and Youbet Services.
[signature page follows]

IN WITNESS WHEREOF, the duly authorized officers, members or managers, as applicable, of the parties hereto have executed this Agreement as of the date first set forth above.

Youbet.com, Inc., a Delaware corporation		United Tote Company, a Montana corporation

By:	/s/ James Burk	By:	/s/ James Burk
	Name: James Burk		Name: James Burk
	Title: Chief Financial Officer		Title: Chief Financial Officer

Youbet Services Corporation, a Delaware corporation		National City Bank, a national banking association

By:	/s/ Michael D. Nelson	By:	/s/ Brian F. Hewett

	Name: Michael D. Nelson		Name: Brian F. Hewett
	Title: Treasurer		Title: Senior Vice President
[Signature Page to Intellectual Property Security Agreement]

SCHEDULE A
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
Trademarks and Trademark Registrations
Registrations:
United Tote Company

				Registration
Trademark	Serial No.	Filing Date	Issue Date	Number
STAMPEDE	003773512	04/16/04	4/16/2004	003773512
ADD-A-BET	78/331,458	11/21/2003	4/5/2005	2938996
ADD-A-BET	003773462	04/16/2004	4/16/2004	003773462
FASTBET	78/608,008	4/13/2005	1/9/2007	3197535
ENTERPRISE WAGERING SOLUTION	78/631,812	5/17/2005	10/07/06	3,167,726
UNITED TOTE and Logo Design	77/090,430	1/24/2007	5/6/2008	3,421,362
UNITED TOTE SYSTEM 1000	73/698,312	11/30/1987	4/25/1989	1,536,143
TOUCH TOTE	73/698,311	11/30/1987	4/11/1989	1,533,999

Youbet.com, Inc.

		Application	Application	Registration	Registration
Country	Title	Date	Number	Date	Number

AR	YOUBET.COM	10-Feb-2000	2267516	28-Aug-2001	1841862
AR	YOUBET.COM	10-Feb-2000	2267517	28-Aug-2001	1841863
AU	YOUBET.COM	09-Sep-1999	806605	25-Nov-2002	806605
AU	YOUBET.COM & RACING HORSE DEVICE	09-Sep-1999	806606	29-Aug-2002	806606
AU	YOUBET.COM	09-Feb-2000	822991	30-Sep-2002	822991
BR	YOUBET.COM	11-Feb-2000	822449161	13-Dec-2005	822449161
BR	YOUBET.COM	11-Feb-2000	822449170	13-Dec-2005	822449170
CN	YOUBET.COM	12-Feb-2000	1686427	21-Dec-2001	1686427
CN	YOUBET.COM	12-Feb-2000	2020037	21-Dec-2003	2020037
EM	YOUBET.COM	09-Feb-2000	1499185	11-Apr-2001	1499185
JP	YOUBET.COM	14-Feb-2000	2000-011534	14-Feb-2000	4622618
MX	YOUBET.COM	09-Feb-2000	409810	28-Mar-2000	648020
MX	YOUBET.COM	09-Feb-2000	409811	28-Mar-2000	648021
SG	YOUBET.COM	10-Feb-2000	T00/01945H	13-Aug-1999	T00/01954H
SG	YOUBET.COM	13-Aug-1999	T00/01946F	13-Aug-1999	T00/01946F
SG	YOUBET.COM	10-Feb-2000	T00/01947D	13-Aug-1999	T00/01974D
VE	YOUBET.COM	10-Feb-2000	2000-002055	19-Nov-2001	P-234412
VE	YOUBET.COM	10-Feb-2000	2000-002048	27-Aug-2001	S-017140
US	YOUBET.COM	13-Aug-1999	75/774968	21-May-2002	2570630
US	YOUBET.COM	13-Aug-1999	75/774690	02-Jul-2002	2587113
US	YOUBET.COM & LOGO	13-Aug-1999	75/774974	21-May-2002	2570631
US	YOUBET.COM & LOGO	13-Aug-1999	75/774243	28-May-2002	2572594
US	YOUBET.COM HARNESS	11-Mar-2004	78/382828	22-Mar-2005	2935037
US	YOUBET.COM HARNESS & HARNESS DESIGN	11-Mar-2004	78/382826	22-Mar-2005	2935036
US	YOUBET ANYWHERE	11-Mar-2004	78/382800	08-Nov-2005	3014081
US	INSIDETRACK	27-Jan-2000	75/904334	10-Dec-2002	2660075
US	TRACKVIEW	03-Sep-1999	75/792343	12-Sep-2000	2385449
US	PLAYERS TRUST	06-Nov-2002	76/464743	21-Sep-2004	2887919
US	YOUBET EXPRESS	26-Jan-2001	76/199644	22-Oct-2002	2640695
US	YOUBET.COM TOTALACCESS	20-Aug-2001	76/301518	09-Sep-2004	2882222
US	YOUBET MOBILE	26-Feb-2001	76/215225	15-Mar-2005	2933504
US	KING CONTEST	07-Aug-2006	78/946592	22-Jul-08	3474063
US	THE DESK JOCKEY	23-Oct-2000	76/150,820	6-Aug-2002	2603831
US	INSIDETRACK	27-Jan-2000	75/903,719	1-Oct-2002	2,628,807
US	MAKE THE BET. FEEL THE RUSH. ALL ONLINE.	3-Sep-1999	75/792,809	15-Oct-2002	2,635,987
US	YOUBET.COM	13-Aug-1999	75/774,832	14-Nov-2000	2,570,629
US	YOUBET.COM	13-Aug-1999	75/774,242	28-May-2002	2,572,593
US	YOU BET	15-Feb-1996	75/058,267	12-May-1998	2,157,307
US	YOU BET	15-Feb-1996	75/058,259	19-Nov-2002	2,652,085

Applications:
United Tote Company

Trademark	Serial No.	Filing Date
ENTERBET	77/090,452	1/24/2007
UNITED TOTE and Logo Design	2,760,567 (9)	7/24/2007
2,760,568 (41)
2,760,569 (42)
UNITED TOTE and Logo Design	829249184 (41) 829249192 (42) 829249206 (9)	7/24/2007
UNITED TOTE and Logo Design	4-2007-007829	7/23/2007
UNITED TOTE and Logo Design	7/23/2007	7/23/2007
Youbet.com, Inc.

	Application	Application
Title	Date	Number	Status

YOU IN?	30-Sep-2008	77/582761	Pending
YOUBET ADVANTAGE	31-May-2006	78/897492	Published
IRACENOW	27-May-2005	4683347	Pending

SCHEDULE B
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
Patents and Patent Registrations
United Tote Company

Title	Serial. No.	Filing Date
METHODS OF PARI-MUTUEL WAGERING BASED UPON FIXED ODDS AND/OR SHARE PURCHASE	10/690,474	10/21/2003
METHODS OF PARI-MUTUEL WAGERING BASED UPON FIXED ODDS AND/OR SHARE PURCHASE	2004283700 (based on 10/690,474)	10/20/2004
METHODS OF PARI-MUTUEL WAGERING BASED UPON FIXED ODDS AND/OR SHARE PURCHASE	2,549,012 (based on 10/690,474)	10/20/2004
METHODS AND SYSTEMS FOR CONDUCTING PARI-MUTUEL WAGERS	10/704,533	11/7/2003
METHODS AND SYSTEMS FOR PRESENTING PARI-MUTUEL BETTING OPTIONS AND CONSTRUCTING WAGERS	10/727,154	12/2/2003
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH PARI-MUTUEL WAGERING	10/731,701	12/8/2003
METHODS AND SYSTEMS FOR COMMUNICATING PARIMUTUEL WAGER DETAILS AND RESULTS	10/987,953	11/12/2004
METHOD AND SYSTEM FOR VIEWING IMAGES OF A PARI-MUTUEL GAMING ACTIVITY	10/923,193	8/19/2004
METHOD AND APPARATUS FOR ENHANCING A WAGERING EXPERIENCE USING A WAGERING TERMINAL ADAPTABLE TO A SELF-SERVICE MODE	11/005,810	12/7/2004
METHOD AND APPARATUS FOR ENHANCING A WAGERING EXPERIENCE USING A WAGERING TERMINAL ADAPTABLE TO A SELF-SERVICE MODE	2,593,181 (based on 10/005,810)	12/02/2005
METHOD AND APPARATUS FOR ENHANCING A WAGERING EXPERIENCE USING A WAGERING TERMINAL ADAPTABLE TO A SELF-SERVICE MODE	1-2007-501186 (based on 10/005,810)	12/02/2005
METHODS AND SYSTEMS FOR CONDUCTING PARI-MUTUEL WAGERS	10/982,546	11/5/2004
METHODS AND SYSTEMS FOR CONDUCTING PARI-MUTUEL WAGERS	2004290395 (based on 10/982,546)	11/05/2004
METHODS AND SYSTEMS FOR CONDUCTING PARI-MUTUEL WAGERS	2,547,500 (based on 10/982,546)	11/05/2004
METHODS AND SYSTEMS FOR PRESENTING PARI-MUTUEL BETTING OPTIONS AND CONSTRUCTING WAGERS	11/001,578	12/1/2004
METHODS AND SYSTEMS FOR PRESENTING PARI-MUTUEL BETTING OPTIONS AND CONSTRUCTING WAGERS	2004297887 (based on 11/001,578)	12/01/2004
METHODS AND SYSTEMS FOR PRESENTING PARI-MUTUEL BETTING OPTIONS AND CONSTRUCTING WAGERS	2,547,447 (based on 11/001,578)	12/01/2004
METHODS AND SYSTEMS FOR PRESENTING PARI-MUTUEL BETTING OPTIONS AND CONSTRUCTING WAGERS	04812555.3 (based on 11/001,578)	12/01/2004
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH PARI-MUTUEL WAGERING	11/083,792	3/17/2005
METHODS AND SYSTEMS FOR CONDUCTING A CONTEST WAGERING ACTIVITY	11/079,923	3/14/2005
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH LOTTERY-TYPE GAMES	11/223,217	9/9/2005
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH LOTTERY-TYPE GAMES	2006302916 (based on 11/223,217)	09/07/2006
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH LOTTERY-TYPE GAMES	2,621,193 (based on 11/223,217)	09/07/2006
SYSTEMS AND METHODS FOR ACCESSING, MANIPULATING AND USING FUNDS ASSOCIATED WITH LOTTERY-TYPE GAMES	2008-7008526 (based on 11/223,217)	09/07/2006
METHODS AND SYSTEMS FOR PROVIDING ENHANCED VALUE OF LOTTERY-TYPE TICKETS	11/267,012	11/4/2005
METHODS AND SYSTEMS FOR PROVIDING ENHANCED VALUE OF LOTTERY-TYPE TICKETS	2006291279 (based on 11/267,012)	09/07/2006
METHODS AND SYSTEMS FOR PROVIDING ENHANCED VALUE OF LOTTERY-TYPE TICKETS	2,621,954 (based on 11/267,012)	09/07/2006
METHODS AND SYSTEMS FOR PROVIDING ENHANCED VALUE OF LOTTERY-TYPE TICKETS	2008-7008499 (based on 11/267,012)	09/07/2006

Youbet.com, Inc.

		Application	Application
Country	Title	Date	Number	Status
US	MULTIPLE RACE TRACK ONLINE WAGERING WORKSPACE AND DATA PREPARATION AND DELIVERY METHOD	14-Sep-2004	10/940865	Published
US	SYSTEM AND METHODS OF CALCULATING GROWTH OF SUBSCRIBERS AND INCOME FROM SUBSCRIBERS	21-Mar-2006	11/277100	Published
US	METHOD FOR PERMITTING CANCELLATION OF A WAGER	14-Apr-2006	11/279834	Published
US	ONLINE WAGERING - PLAYER REWARDS MODEL	09-Mar-2007	11/684295	Published

SCHEDULE C
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
Copyrights and Copyright Applications
None.

SCHEDULE D
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
License Agreements
ODS Technologies, L.P., ODS Properties, Inc. and Youbet.com, Inc., dated May 18, 2001.